Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
THIRD QUARTER 2025
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2025
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on October 15, 2025. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

PENDING ACQUISITION OF FIRSTBANK HOLDING COMPANY
On September 8, 2025, PNC announced a definitive agreement to acquire FirstBank Holding Company, including its banking subsidiary FirstBank, headquartered in Lakewood, CO for implied consideration of $4.1 billion. FirstBank operates 95 branches, with a leading position in Colorado and a substantial presence in Arizona. As of June 30, 2025, FirstBank had $26.8 billion in assets. The combination will more than triple PNC’s branch network in Colorado to 120 and increase PNC’s presence in Arizona to more than 70 branches. The transaction is expected to close in early 2026, subject to receipt of all required approvals and other customary closing conditions.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions, except per share data	2025	2025	2025	2024	2024	2025	2024
Interest Income
Loans	$4,751	$4,609	$4,472	$4,731	$4,954	$13,832	$14,615
Investment securities	1,211	1,151	1,124	1,142	1,097	3,486	2,981
Other	565	510	534	621	771	1,609	2,294
Total interest income	6,527	6,270	6,130	6,494	6,822	18,927	19,890
Interest Expense
Deposits	1,980	1,845	1,808	2,010	2,230	5,633	6,391
Borrowed funds	899	870	846	961	1,182	2,615	3,523
Total interest expense	2,879	2,715	2,654	2,971	3,412	8,248	9,914
Net interest income	3,648	3,555	3,476	3,523	3,410	10,679	9,976
Noninterest Income
Asset management and brokerage	404	391	391	374	383	1,186	1,111
Capital markets and advisory	432	321	306	348	371	1,059	902
Card and cash management	737	737	692	695	698	2,166	2,075
Lending and deposit services	335	317	316	330	320	968	929
Residential and commercial mortgage	161	128	134	122	181	423	459
Other income
Gain on Visa shares exchange program	—	—	—	—	—	—	754
Securities gains (losses)	—	—	(2)	(2)	1	(2)	(498)
Other (a)	198	212	139	177	68	549	280
Total other income	198	212	137	175	69	547	536
Total noninterest income	2,267	2,106	1,976	2,044	2,022	6,349	6,012
Total revenue	5,915	5,661	5,452	5,567	5,432	17,028	15,988
Provision For Credit Losses	167	254	219	156	243	640	633
Noninterest Expense
Personnel	1,970	1,889	1,890	1,857	1,869	5,749	5,445
Occupancy	235	235	245	240	234	715	714
Equipment	416	394	384	473	357	1,194	1,054
Marketing	93	99	85	112	93	277	250
Other	747	766	783	824	774	2,296	2,555
Total noninterest expense	3,461	3,383	3,387	3,506	3,327	10,231	10,018
Income before income taxes and noncontrolling interests	2,287	2,024	1,846	1,905	1,862	6,157	5,337
Income taxes	465	381	347	278	357	1,193	1,011
Net income	1,822	1,643	1,499	1,627	1,505	4,964	4,326
Less: Net income attributable to noncontrolling interests	14	16	18	17	15	48	47
Preferred stock dividends (b)	71	83	71	94	82	225	258
Preferred stock discount accretion and redemptions	2	2	2	2	2	6	6
Net income attributable to common shareholders	$1,735	$1,542	$1,408	$1,514	$1,406	$4,685	$4,015
Earnings Per Common Share
Basic	$4.36	$3.86	$3.52	$3.77	$3.50	$11.73	$9.99
Diluted	$4.35	$3.85	$3.51	$3.77	$3.49	$11.72	$9.98
Average Common Shares Outstanding
Basic	396	397	398	399	399	397	400
Diluted	396	397	398	399	400	397	400
Efficiency	59%	60%	62%	63%	61%	60%	63%
Noninterest income to total revenue	38%	37%	36%	37%	37%	37%	38%
Effective tax rate (c)	20.3%	18.8%	18.8%	14.6%	19.2%	19.4%	18.9%
(a)Includes Visa derivative fair value adjustments of $(35) million, $2 million, $(40) million, $(23) million and $(128) million for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively and $(73) million and $(251) million for the nine months ended September 30, 2025 and September 30, 2024, respectively. These adjustments are primarily related to escrow funding and the extension of anticipated litigation resolution timing.
(b)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions, except par value	2025	2025	2025	2024	2024
Assets
Cash and due from banks	$5,553	$5,939	$6,102	$6,904	$6,162
Interest-earning deposits with banks (a)	33,318	24,455	32,298	39,347	35,024
Loans held for sale (b)	1,104	1,837	1,236	850	750
Investment securities – available-for-sale	68,297	67,136	63,318	62,039	60,338
Investment securities – held-to-maturity	73,226	75,212	74,457	77,693	83,845
Loans (b)	326,616	326,340	318,850	316,467	321,381
Allowance for loan and lease losses	(4,478)	(4,523)	(4,544)	(4,486)	(4,589)
Net loans	322,138	321,817	314,306	311,981	316,792
Equity investments	9,972	9,755	9,448	9,600	9,217
Mortgage servicing rights	3,627	3,467	3,564	3,711	3,503
Goodwill	10,962	10,932	10,932	10,932	10,932
Other (b)	40,570	38,557	39,061	36,981	38,318
Total assets	$568,767	$559,107	$554,722	$560,038	$564,881
Liabilities
Deposits
Noninterest-bearing	$91,207	$93,253	$92,369	$92,641	$94,588
Interest-bearing (b)	341,542	333,443	330,546	334,097	329,378
Total deposits	432,749	426,696	422,915	426,738	423,966
Borrowed funds
Federal Home Loan Bank advances	16,100	18,000	18,000	22,000	28,000
Senior debt	38,695	35,750	34,987	32,497	32,492
Subordinated debt	3,512	3,490	4,163	4,104	4,196
Other (b)	4,037	3,184	3,572	3,072	3,381
Total borrowed funds	62,344	60,424	60,722	61,673	68,069
Allowance for unfunded lending related commitments	775	759	674	719	725
Accrued expenses and other liabilities (b)	13,861	13,573	13,960	16,439	16,392
Total liabilities	509,729	501,452	498,271	505,569	509,152
Equity
Preferred stock (c)	—	—	—	—	—
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,412,079; 543,412,101; 543,310,646; 543,310,646 and 543,225,979 shares	2,717	2,717	2,717	2,717	2,716
Capital surplus	18,859	18,809	18,731	18,710	19,150
Retained earnings	62,008	60,951	60,051	59,282	58,412
Accumulated other comprehensive income (loss)	(4,077)	(4,682)	(5,237)	(6,565)	(5,090)
Common stock held in treasury at cost: 151,030,533; 149,426,326; 147,519,772; 147,373,633 and 146,306,706 shares	(20,517)	(20,188)	(19,857)	(19,719)	(19,499)
Total shareholders’ equity	58,990	57,607	56,405	54,425	55,689
Noncontrolling interests	48	48	46	44	40
Total equity	59,038	57,655	56,451	54,469	55,729
Total liabilities and equity	$568,767	$559,107	$554,722	$560,038	$564,881
(a)Amounts include balances held with the Federal Reserve Bank of $32.7 billion, $23.9 billion, $31.9 billion, $39.0 billion and $34.6 billion as of September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our second quarter 2025 Form 10-Q included, and our third quarter 2025 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2025	2025	2025	2024	2024	2025	2024
Assets
Interest-earning assets:
Investment securities
Securities available-for-sale
Residential mortgage-backed	$34,752	$34,567	$33,793	$32,865	$31,491	$34,374	$31,088
U.S. Treasury and government agencies	26,799	25,372	24,382	23,086	17,311	25,527	13,634
Other	8,293	7,818	7,505	7,656	7,387	7,875	7,168
Total securities available-for-sale	69,844	67,757	65,680	63,607	56,189	67,776	51,890
Securities held-to-maturity
Residential mortgage-backed	42,667	40,440	40,045	40,833	41,698	41,060	42,187
U.S. Treasury and government agencies	25,540	26,900	28,931	31,049	35,093	27,111	35,472
Other	6,384	6,838	7,525	8,374	9,334	6,912	10,145
Total securities held-to-maturity	74,591	74,178	76,501	80,256	86,125	75,083	87,804
Total investment securities	144,435	141,935	142,181	143,863	142,314	142,859	139,694
Loans
Commercial and industrial	189,033	184,725	177,333	177,433	177,019	183,782	177,136
Commercial real estate	30,850	31,838	33,067	34,476	35,451	31,911	35,498
Equipment lease financing	6,870	6,801	6,692	6,737	6,528	6,789	6,495
Consumer	54,238	53,851	53,421	53,735	53,543	53,840	53,659
Residential real estate	44,941	45,539	46,111	46,677	47,061	45,526	47,253
Total loans	325,932	322,754	316,624	319,058	319,602	321,848	320,041
Interest-earning deposits with banks (c)	35,003	31,570	34,614	37,929	45,319	33,815	44,896
Other interest-earning assets	12,759	11,348	10,147	10,337	8,909	11,432	8,731
Total interest-earning assets	518,129	507,607	503,566	511,187	516,144	509,954	513,362
Noninterest-earning assets	53,404	54,079	52,811	52,911	53,369	53,350	51,784
Total assets	$571,533	$561,686	$556,377	$564,098	$569,513	$563,304	$565,146
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$75,890	$70,909	$73,063	$73,219	$72,578	$73,297	$69,361
Demand	128,962	126,222	125,046	124,294	119,914	126,760	121,356
Savings	96,627	97,028	97,409	95,957	95,939	97,018	96,960
Time deposits	37,593	35,674	32,763	35,656	37,880	35,363	35,182
Total interest-bearing deposits	339,072	329,833	328,281	329,126	326,311	332,438	322,859
Borrowed funds
Federal Home Loan Bank advances	17,615	18,319	19,703	24,014	31,785	18,538	35,142
Senior debt	38,012	36,142	34,933	32,572	32,204	36,374	30,139
Subordinated debt	3,616	3,686	4,320	4,324	4,330	3,871	4,658
Other	7,070	7,146	5,549	6,259	7,764	6,594	6,435
Total borrowed funds	66,313	65,293	64,505	67,169	76,083	65,377	76,374
Total interest-bearing liabilities	405,385	395,126	392,786	396,295	402,394	397,815	399,233
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	92,756	93,142	92,367	96,136	95,811	92,760	96,986
Accrued expenses and other liabilities	15,624	16,942	16,214	17,068	17,395	16,382	16,983
Equity	57,768	56,476	55,010	54,599	53,913	56,347	51,944
Total liabilities and equity	$571,533	$561,686	$556,377	$564,098	$569,513	$563,304	$565,146
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Fair value adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets).
(c)Amounts include average balances held with the Federal Reserve Bank of $34.2 billion, $30.8 billion, $34.2 billion, $37.5 billion and $44.9 billion for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024 and $33.1 billion and $44.5 billion for the nine months ended September 30, 2025 and September 30, 2024, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
	2025	2025	2025	2024	2024	2025	2024
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available-for-sale
Residential mortgage-backed	3.82%	3.76%	3.68%	3.60%	3.45%	3.76%	3.19%
U.S. Treasury and government agencies	4.58%	4.55%	4.50%	4.75%	5.40%	4.56%	4.44%
Other	3.91%	3.69%	3.65%	3.79%	3.76%	3.75%	3.65%
Total securities available-for-sale	4.12%	4.05%	3.98%	4.04%	4.09%	4.06%	3.58%
Securities held-to-maturity
Residential mortgage-backed	3.07%	2.90%	2.84%	2.83%	2.82%	2.94%	2.79%
U.S. Treasury and government agencies	1.51%	1.53%	1.49%	1.46%	1.33%	1.52%	1.32%
Other	4.35%	4.34%	4.39%	4.60%	4.81%	4.36%	4.77%
Total securities held-to-maturity	2.65%	2.54%	2.48%	2.48%	2.43%	2.56%	2.43%
Total investment securities	3.36%	3.26%	3.17%	3.17%	3.08%	3.27%	2.85%
Loans
Commercial and industrial	5.81%	5.74%	5.74%	5.94%	6.28%	5.76%	6.23%
Commercial real estate	6.06%	6.01%	5.94%	6.24%	6.68%	6.00%	6.67%
Equipment lease financing	5.14%	4.99%	5.05%	5.43%	5.65%	5.06%	5.40%
Consumer	7.18%	7.11%	7.14%	7.29%	7.47%	7.14%	7.29%
Residential real estate	3.75%	3.76%	3.78%	3.75%	3.73%	3.77%	3.69%
Total loans	5.76%	5.70%	5.70%	5.87%	6.13%	5.72%	6.06%
Interest-earning deposits with banks	4.34%	4.38%	4.42%	4.86%	5.48%	4.37%	5.47%
Other interest-earning assets	5.51%	5.66%	6.02%	6.17%	6.78%	5.71%	6.89%
Total yield on interest-earning assets	4.99%	4.93%	4.90%	5.04%	5.25%	4.94%	5.15%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	3.07%	3.01%	2.99%	3.18%	3.59%	3.02%	3.48%
Demand	1.96%	1.89%	1.87%	2.05%	2.31%	1.91%	2.27%
Savings	1.68%	1.63%	1.64%	1.70%	1.86%	1.65%	1.84%
Time deposits	3.67%	3.64%	3.69%	4.15%	4.47%	3.66%	4.47%
Total interest-bearing deposits	2.32%	2.24%	2.23%	2.43%	2.72%	2.26%	2.64%
Borrowed funds
Federal Home Loan Bank advances	4.73%	4.74%	4.73%	5.06%	5.63%	4.74%	5.65%
Senior debt	5.85%	5.77%	5.64%	6.12%	6.64%	5.76%	6.59%
Subordinated debt	5.81%	5.69%	5.54%	6.10%	6.77%	5.68%	6.68%
Other	4.19%	4.24%	4.38%	4.70%	5.28%	4.26%	5.44%
Total borrowed funds	5.38%	5.31%	5.25%	5.61%	6.09%	5.31%	6.07%
Total rate on interest-bearing liabilities	2.81%	2.74%	2.72%	2.95%	3.34%	2.76%	3.28%
Interest rate spread	2.18%	2.19%	2.18%	2.09%	1.91%	2.18%	1.87%
Benefit from use of noninterest-bearing sources (b)	0.61%	0.61%	0.60%	0.66%	0.73%	0.61%	0.73%
Net interest margin	2.79%	2.80%	2.78%	2.75%	2.64%	2.79%	2.60%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024 were $30 million, $28 million, $28 million, $30 million and $33 million, respectively. The taxable-equivalent adjustments to net interest income for the nine months ended September 30, 2025 and September 30, 2024 were $86 million and $101 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions	2025	2025	2025	2024	2024
Commercial
Commercial and industrial
Financial services	$33,347	$31,815	$29,335	$27,737	$29,244
Manufacturing	30,256	31,135	28,934	27,700	28,748
Service providers	23,830	23,071	22,943	21,881	22,033
Wholesale trade	19,350	19,460	19,176	18,399	18,338
Real estate related (a)	15,059	14,873	15,041	14,910	14,856
Retail trade	12,358	12,923	11,941	11,611	11,888
Technology, media and telecommunications	11,368	11,079	9,998	9,767	9,292
Health care	9,571	9,590	9,903	9,694	10,169
Transportation and warehousing	7,492	7,164	7,147	7,320	7,723
Other industries	27,565	27,720	26,119	26,771	26,600
Total commercial and industrial	190,196	188,830	180,537	175,790	178,891
Commercial real estate	30,281	31,250	32,307	33,619	35,104
Equipment lease financing	6,898	6,928	6,732	6,755	6,726
Total commercial	227,375	227,008	219,576	216,164	220,721
Consumer
Residential real estate	44,637	45,257	45,890	46,415	46,972
Home equity	25,942	25,928	25,846	25,991	25,970
Automobile	16,272	15,892	15,324	15,355	15,135
Credit card	6,636	6,570	6,550	6,879	6,827
Education	1,521	1,547	1,597	1,636	1,693
Other consumer	4,233	4,138	4,067	4,027	4,063
Total consumer	99,241	99,332	99,274	100,303	100,660
Total loans	$326,616	$326,340	$318,850	$316,467	$321,381
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2025	2025	2025	2024	2024	2025	2024
Allowance for loan and lease losses
Beginning balance	$4,523	$4,544	$4,486	$4,589	$4,636	$4,486	$4,791
Gross charge-offs:
Commercial and industrial	(92)	(89)	(103)	(78)	(89)	(284)	(250)
Commercial real estate	(19)	(64)	(18)	(87)	(102)	(101)	(271)
Equipment lease financing	(5)	(10)	(10)	(9)	(9)	(25)	(25)
Residential real estate	(6)	—	(2)	(1)	—	(8)	(2)
Home equity	(10)	(9)	(9)	(9)	(8)	(28)	(27)
Automobile	(32)	(30)	(35)	(33)	(34)	(97)	(98)
Credit card	(76)	(81)	(90)	(87)	(86)	(247)	(268)
Education	(3)	(4)	(5)	(6)	(4)	(12)	(13)
Other consumer	(41)	(37)	(40)	(44)	(44)	(118)	(127)
Total gross charge-offs	(284)	(324)	(312)	(354)	(376)	(920)	(1,081)
Recoveries:
Commercial and industrial	32	48	35	39	22	115	80
Commercial real estate	6	8	5	2	2	19	11
Equipment lease financing	6	5	7	5	4	18	12
Residential real estate	3	3	2	2	2	8	8
Home equity	7	12	8	11	10	27	31
Automobile	25	24	23	23	25	72	74
Credit card	17	15	15	13	15	47	42
Education	—	2	2	1	2	4	5
Other consumer	9	9	10	8	8	28	27
Total recoveries	105	126	107	104	90	338	290
Net (charge-offs) / recoveries:
Commercial and industrial	(60)	(41)	(68)	(39)	(67)	(169)	(170)
Commercial real estate	(13)	(56)	(13)	(85)	(100)	(82)	(260)
Equipment lease financing	1	(5)	(3)	(4)	(5)	(7)	(13)
Residential real estate	(3)	3	—	1	2	—	6
Home equity	(3)	3	(1)	2	2	(1)	4
Automobile	(7)	(6)	(12)	(10)	(9)	(25)	(24)
Credit card	(59)	(66)	(75)	(74)	(71)	(200)	(226)
Education	(3)	(2)	(3)	(5)	(2)	(8)	(8)
Other consumer	(32)	(28)	(30)	(36)	(36)	(90)	(100)
Total net (charge-offs)	(179)	(198)	(205)	(250)	(286)	(582)	(791)
Provision for credit losses (a)	136	171	260	155	235	567	586
Other	(2)	6	3	(8)	4	7	3
Ending balance	$4,478	$4,523	$4,544	$4,486	$4,589	$4,478	$4,589
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(72)	$(102)	$(84)	$(128)	$(172)	$(258)	$(443)
Consumer net charge-offs	(107)	(96)	(121)	(122)	(114)	(324)	(348)
Total net charge-offs	$(179)	$(198)	$(205)	$(250)	$(286)	$(582)	$(791)
Net charge-offs to average loans (annualized)	0.22%	0.25%	0.26%	0.31%	0.36%	0.24%	0.33%
Commercial	0.13%	0.18%	0.16%	0.23%	0.31%	0.15%	0.27%
Consumer	0.43%	0.39%	0.49%	0.48%	0.45%	0.44%	0.46%
(a)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2025	2025	2025	2024	2024	2025	2024
Provision for credit losses
Loans and leases	$136	$171	$260	$155	$235	$567	$586
Unfunded lending related commitments	16	84	(46)	(5)	7	54	61
Investment securities	(1)	(1)	3	—	—	1	(10)
Other financial assets	16	—	2	6	1	18	(4)
Total provision for credit losses	$167	$254	$219	$156	$243	$640	$633

Table 8: Allowance for Credit Losses by Loan Class (a)

	September 30, 2025			June 30, 2025			September 30, 2024
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,951	$190,196	1.03%	$1,864	$188,830	0.99%	$1,715	$178,891	0.96%
Commercial real estate	1,142	30,281	3.77%	1,282	31,250	4.10%	1,441	35,104	4.10%
Equipment lease financing	85	6,898	1.23%	84	6,928	1.21%	70	6,726	1.04%
Total commercial	3,178	227,375	1.40%	3,230	227,008	1.42%	3,226	220,721	1.46%
Consumer
Residential real estate	50	44,637	0.11%	52	45,257	0.11%	38	46,972	0.08%
Home equity	285	25,942	1.10%	292	25,928	1.13%	270	25,970	1.04%
Automobile	153	16,272	0.94%	151	15,892	0.95%	164	15,135	1.08%
Credit card	596	6,636	8.98%	579	6,570	8.81%	672	6,827	9.84%
Education	43	1,521	2.83%	46	1,547	2.97%	49	1,693	2.89%
Other consumer	173	4,233	4.09%	173	4,138	4.18%	170	4,063	4.18%
Total consumer	1,300	99,241	1.31%	1,293	99,332	1.30%	1,363	100,660	1.35%
Total	4,478	$326,616	1.37%	4,523	$326,340	1.39%	4,589	$321,381	1.43%
Allowance for unfunded lending related commitments	775			759			725
Allowance for credit losses	$5,253			$5,282			$5,314

Supplemental Information
Allowance for credit losses to total loans			1.61%			1.62%			1.65%
Commercial			1.68%			1.69%			1.72%
Consumer			1.45%			1.45%			1.50%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $101 million, $88 million and $111 million at September 30, 2025, June 30, 2025 and September 30, 2024, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2025	2025	2025	2024	2024
Nonperforming loans
Commercial
Commercial and industrial
Service providers	$115	$124	$140	$187	$152
Wholesale trade	95	17	15	43	127
Technology, media and telecommunications	83	31	52	73	74
Manufacturing	74	71	96	30	35
Transportation and warehousing	47	47	44	47	46
Health care	45	53	76	73	75
Retail trade	36	63	121	18	22
Real estate related (a)	17	21	22	24	29
Other industries	71	35	30	33	162
Total commercial and industrial	583	462	596	528	722
Commercial real estate	663	753	851	919	993
Equipment lease financing	36	36	20	15	14
Total commercial	1,282	1,251	1,467	1,462	1,729
Consumer (b)
Residential real estate	326	325	287	278	265
Home equity	431	436	437	482	473
Automobile	82	80	83	86	90
Credit card	13	13	15	15	15
Other consumer	3	3	3	3	6
Total consumer	855	857	825	864	849
Total nonperforming loans (c)	2,137	2,108	2,292	2,326	2,578
OREO, foreclosed and other assets (d)	162	33	32	31	31
Total nonperforming assets	$2,299	$2,141	$2,324	$2,357	$2,609
Nonperforming loans to total loans	0.65%	0.65%	0.72%	0.73%	0.80%
Nonperforming assets to total loans, OREO, foreclosed and other assets (d)	0.70%	0.66%	0.73%	0.74%	0.81%
Nonperforming assets to total assets	0.40%	0.38%	0.42%	0.42%	0.46%
Allowance for loan and lease losses to nonperforming loans	210%	215%	198%	193%	178%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.
(d)Amounts at September 30, 2025 include $127 million of nonaccrual servicing advances to single asset/single borrower trusts with commercial real estate as collateral.

Table 10: Change in Nonperforming Assets

	Three months ended
	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2025	2025	2025	2024	2024
Beginning balance	$2,141	$2,324	$2,357	$2,609	$2,537
New nonperforming assets	653	367	477	397	661
Charge-offs and valuation adjustments	(103)	(149)	(135)	(174)	(200)
Principal activity, including paydowns and payoffs	(299)	(312)	(156)	(401)	(322)
Asset sales and transfers to loans held for sale	(13)	(5)	(77)	(15)	(6)
Returned to performing status	(80)	(84)	(142)	(59)	(61)
Ending balance	$2,299	$2,141	$2,324	$2,357	$2,609

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2025	2025	2025	2024	2024
Commercial
Commercial and industrial	$147	$118	$216	$159	$106
Commercial real estate	9	43	6	25	9
Equipment lease financing	14	15	41	41	22
Total commercial	170	176	263	225	137
Consumer
Residential real estate
Non government insured	166	169	208	161	162
Government insured	79	78	79	73	76
Home equity	73	62	71	71	65
Automobile	70	74	73	83	81
Credit card	45	42	45	49	55
Education
Non government insured	6	4	5	5	6
Government insured	18	18	20	20	20
Other consumer	8	12	10	10	12
Total consumer	465	459	511	472	477
Total	$635	$635	$774	$697	$614
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.19%	0.19%	0.24%	0.22%	0.19%
Commercial	0.07%	0.08%	0.12%	0.10%	0.06%
Consumer	0.47%	0.46%	0.51%	0.47%	0.47%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2025	2025	2025	2024	2024
Commercial
Commercial and industrial	$60	$91	$34	$43	$40
Commercial real estate	—	6	—	18	—
Equipment lease financing	7	10	11	12	12
Total commercial	67	107	45	73	52
Consumer
Residential real estate
Non government insured	48	52	93	58	40
Government insured	39	39	39	48	45
Home equity	27	28	28	26	27
Automobile	17	19	19	22	21
Credit card	31	32	33	38	39
Education
Non government insured	3	3	3	2	3
Government insured	12	11	11	13	13
Other consumer	7	6	7	8	12
Total consumer	184	190	233	215	200
Total	$251	$297	$278	$288	$252
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.08%	0.09%	0.09%	0.09%	0.08%
Commercial	0.03%	0.05%	0.02%	0.03%	0.02%
Consumer	0.19%	0.19%	0.23%	0.21%	0.20%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2025	2025	2025	2024	2024
Commercial
Commercial and industrial	$71	$79	$75	$72	$97
Commercial real estate	1	—	—	—	—
Total commercial	72	79	75	72	97
Consumer
Residential real estate
Non government insured	38	53	53	56	52
Government insured	126	129	130	132	127
Automobile	4	5	7	9	6
Credit card	63	64	71	81	79
Education
Non government insured	1	2	2	2	2
Government insured	35	32	34	37	38
Other consumer	8	7	7	8	8
Total consumer	275	292	304	325	312
Total	$347	$371	$379	$397	$409
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.11%	0.11%	0.12%	0.13%	0.13%
Commercial	0.03%	0.03%	0.03%	0.03%	0.04%
Consumer	0.28%	0.29%	0.31%	0.32%	0.31%
Total accruing loans past due	$1,233	$1,303	$1,431	$1,382	$1,275
Commercial	$309	$362	$383	$370	$286
Consumer	$924	$941	$1,048	$1,012	$989
Total accruing loans past due to total loans	0.38%	0.40%	0.45%	0.44%	0.40%
Commercial	0.14%	0.16%	0.17%	0.17%	0.13%
Consumer	0.93%	0.95%	1.06%	1.01%	0.98%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions and retirement plan fiduciary investment services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	September 30	June 30	March 31	December 31	September 30
	2025	2025	2025	2024	2024
Full-time employees
Retail Banking	26,126	26,291	27,108	27,513	27,740
Other full-time employees	27,397	26,884	26,360	26,173	26,009
Total full-time employees	53,523	53,175	53,468	53,686	53,749
Part-time employees
Retail Banking	1,367	1,465	1,460	1,451	1,451
Other part-time employees	48	407	48	47	49
Total part-time employees	1,415	1,872	1,508	1,498	1,500
Total	54,938	55,047	54,976	55,184	55,249

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2025	2025	2025	2024	2024	2025	2024
Net Income
Retail Banking (b)	$1,324	$1,359	$1,121	$1,083	$1,172	$3,804	$3,980
Corporate & Institutional Banking	1,459	1,229	1,244	1,365	1,197	3,932	3,364
Asset Management Group (b)	117	129	105	95	96	351	281
Other (b)	(1,092)	(1,090)	(989)	(933)	(975)	(3,171)	(3,346)
Net income excluding noncontrolling interests	$1,808	$1,627	$1,481	$1,610	$1,490	$4,916	$4,279

Revenue
Retail Banking (b)	$3,806	$3,756	$3,542	$3,542	$3,494	$11,104	$11,005
Corporate & Institutional Banking	2,909	2,720	2,630	2,755	2,645	8,259	7,584
Asset Management Group (b)	430	423	417	403	393	1,270	1,159
Other (b)	(1,230)	(1,238)	(1,137)	(1,133)	(1,100)	(3,605)	(3,760)
Total revenue	$5,915	$5,661	$5,452	$5,567	$5,432	$17,028	$15,988
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.
(b)See the Retail Banking and Asset Management Group tables that follow for details on reclassifications made during the second quarter of 2025 that impact both Net Income and Revenue. Prior periods have been adjusted to conform with the current presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended							Nine months ended
	September 30	June 30		March 31		December 31	September 30	September 30	September 30
Dollars in millions	2025	2025		2025		2024	2024	2025	2024
Income Statement
Net interest income (b)(c)	$3,016	$2,974		$2,836		$2,834	$2,793	$8,826	$8,131
Noninterest income	790	782		706		708	701	2,278	2,874
Total revenue (b)(c)	3,806	3,756		3,542		3,542	3,494	11,104	11,005
Provision for credit losses	126	83		168		106	111	377	256
Noninterest expense (d)
Personnel	529	539		538		536	539	1,606	1,613
Segment allocations (e)	979	978		967		977	930	2,924	2,797
Depreciation and amortization	97	87		86		72	75	270	228
Other (f)	336	286		311		425	298	933	882
Total noninterest expense	1,941	1,890		1,902		2,010	1,842	5,733	5,520
Pretax earnings (b)(c)	1,739	1,783		1,472		1,426	1,541	4,994	5,229
Income taxes (b)(c)	406	414		342		332	360	1,162	1,221
Noncontrolling interests	9	10		9		11	9	28	28
Earnings (b)(c)	$1,324	$1,359	752	$1,121	322	$1,083	$1,172	$3,804	$3,980
Average Balance Sheet
Loans held for sale	$785	$874		$860		$873	$986	$839	$703
Loans (b)
Consumer
Residential real estate	$34,043	$34,647		$35,197		$35,658	$35,953	$34,624	$36,245
Home equity	24,551	24,551		24,549		24,604	24,542	24,549	24,581
Automobile	16,035	15,738		15,240		15,213	15,000	15,674	14,875
Credit card	6,561	6,483		6,568		6,779	6,805	6,537	6,858
Education	1,545	1,586		1,637		1,674	1,723	1,589	1,825
Other consumer	1,789	1,756		1,754		1,776	1,756	1,768	1,757
Total consumer	84,524	84,761		84,945		85,704	85,779	84,741	86,141
Commercial	12,353	12,725		12,841		12,927	12,789	12,638	12,733
Total loans	$96,877	$97,486		$97,786		$98,631	$98,568	$97,379	$98,874
Total assets (b)	$114,146	$114,061		$115,176		$117,175	$116,477	$114,447	$116,728
Deposits (b)
Noninterest-bearing	$52,604	$52,353		$51,307		$52,503	$53,069	$52,093	$53,358
Interest-bearing (c)	190,652	191,190		189,563		187,011	185,940	190,470	186,650
Total deposits	$243,256	$243,543		$240,870		$239,514	$239,009	$242,563	$240,008
Performance Ratios (b)(c)
Return on average assets	4.60%	4.78%		3.95%		3.67%	3.99%	4.44%	4.56%
Noninterest income to total revenue	21%	21%		20%		20%	20%	21%	26%
Efficiency	51%	50%		54%		57%	53%	52%	50%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2025	2025	2025	2024	2024	2025	2024
Supplemental Noninterest Income Information
Asset management and brokerage	$154	$150	$152	$135	$145	$456	$417
Card and cash management	$334	$328	$296	$308	$319	$958	$955
Lending and deposit services	$199	$190	$184	$191	$193	$573	$553
Residential and commercial mortgage	$89	$61	$65	$46	$129	$215	$296
Other income - Gain on Visa shares exchange program	$—	$—	$—	$—	$—	$—	$754
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (g)
Serviced portfolio balance (h)	$199	$189	$193	$197	$200
MSR asset value (h)	$2.6	$2.5	$2.5	$2.6	$2.5
Servicing income: (in millions)
Servicing fees, net (i)	$60	$60	$71	$69	$69	$191	$218
Mortgage servicing rights valuation net of economic hedge	$18	$2	$(4)	$(28)	$53	$16	$33
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.5	$1.7	$1.0	$1.6	$1.8	$4.2	$4.8
Loan sale margin percentage	1.67%	0.91%	0.58%	1.26%	1.45%	1.10%	1.92%
Other Information
Credit-related statistics
Nonperforming assets (h)	$827	$812	$804	$848	$836
Net charge-offs - loans and leases	$126	$120	$144	$152	$141	$390	$418
Other statistics
Branches (h)(j)	2,219	2,218	2,217	2,234	2,242
Brokerage account client assets (in billions) (h)(k)	$89	$87	$84	$84	$84
(a)See note (a) on page 13.
(b)During the second quarter of 2025, certain loans and deposits, and the associated income statement impact, were transferred from the Asset Management Group to Retail Banking to better align products and services with the appropriate business segment. Prior periods have been adjusted to conform with the current presentation.
(c)During the second quarter of 2025, brokered time deposits, and the associated income statement impact, were reclassified from Retail Banking to other activities, reflecting their use for asset and liability management. Prior periods have been adjusted to conform with the current presentation.
(d)As a result of an organizational realignment, certain expenses were reclassified as corporate operations and were moved from Retail Banking to other activities during the second quarter of 2025. Prior periods have been adjusted to conform with the current presentation.
(e)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(f)Other is primarily comprised of other direct expenses including outside services and equipment expense. Amounts for the fourth quarter of 2024 also include asset impairments primarily related to technology investments.
(g)Represents mortgage loan servicing balances for third parties and the related income.
(h)Presented as of period end.
(i)Servicing fees net of impact of decrease in MSR value due to passage of time, which includes the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(j)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(k)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2025	2025	2025	2024	2024	2025	2024
Income Statement
Net interest income	$1,777	$1,698	$1,652	$1,688	$1,615	$5,127	$4,724
Noninterest income	1,132	1,022	978	1,067	1,030	3,132	2,860
Total revenue	2,909	2,720	2,630	2,755	2,645	8,259	7,584
Provision for credit losses	44	184	49	44	134	277	409
Noninterest expense
Personnel	403	370	376	401	393	1,149	1,107
Segment allocations (b)	387	381	383	386	371	1,151	1,111
Depreciation and amortization	46	49	51	51	50	146	151
Other (c)	140	150	146	143	136	436	414
Total noninterest expense	976	950	956	981	950	2,882	2,783
Pretax earnings	1,889	1,586	1,625	1,730	1,561	5,100	4,392
Income taxes	425	352	377	361	359	1,154	1,013
Noncontrolling interests	5	5	4	4	5	14	15
Earnings	$1,459	$1,229	$1,244	$1,365	$1,197	$3,932	$3,364
Average Balance Sheet
Loans held for sale	$691	$775	$255	$832	$339	$575	$234
Loans
Commercial
Commercial and industrial	$175,615	$170,829	$163,379	$163,410	$163,061	$169,985	$163,156
Commercial real estate	30,032	30,962	32,151	33,525	34,450	31,041	34,437
Equipment lease financing	6,869	6,801	6,692	6,737	6,529	6,788	6,496
Total commercial	212,516	208,592	202,222	203,672	204,040	207,814	204,089
Consumer	2	4	3	3	3	3	3
Total loans	$212,518	$208,596	$202,225	$203,675	$204,043	$207,817	$204,092
Total assets	$238,338	$234,391	$227,069	$227,845	$227,277	$233,307	$228,518
Deposits
Noninterest-bearing	$38,732	$39,196	$39,501	$42,119	$41,174	$39,140	$42,068
Interest-bearing	116,460	107,275	108,503	109,205	104,872	110,775	100,824
Total deposits	$155,192	$146,471	$148,004	$151,324	$146,046	$149,915	$142,892
Performance Ratios
Return on average assets	2.43%	2.10%	2.22%	2.38%	2.09%	2.25%	1.97%
Noninterest income to total revenue	39%	38%	37%	39%	39%	38%	38%
Efficiency	34%	35%	36%	36%	36%	35%	37%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Corporate & Institutional Banking (Unaudited) (Continued)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2025	2025	2025	2024	2024	2025	2024
Other Information
Consolidated revenue from:
Treasury Management (d)	$1,120	$1,077	$1,049	$1,058	$974	$3,246	$2,864
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (e)	$22	$24	$26	$38	$16	$72	$43
Commercial mortgage loan servicing income (f)	121	116	94	112	90	331	241
Commercial mortgage servicing rights valuation, net of economic hedge	47	36	39	39	32	122	108
Total	$190	$176	$159	$189	$138	$525	$392
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (g)(h)	$293	$295	$294	$290	$289
MSR asset value (g)	$1,006	$1,010	$1,041	$1,085	$975
Average loans by C&IB business
Corporate Banking	$126,994	$123,069	$117,659	$116,364	$116,330	$122,608	$116,537
Real Estate	41,863	42,533	43,283	45,472	46,181	42,555	46,258
Business Credit	32,412	31,544	30,044	30,343	29,825	31,342	29,470
Commercial Banking	7,158	7,281	7,343	7,290	7,438	7,260	7,503
Other	4,091	4,169	3,896	4,206	4,269	4,052	4,324
Total average loans	$212,518	$208,596	$202,225	$203,675	$204,043	$207,817	$204,092
Credit-related statistics
Nonperforming assets (g)	$1,323	$1,160	$1,372	$1,368	$1,624
Net charge-offs - loans and leases	$53	$83	$64	$100	$147	$200	$384
(a)See note (a) on page 13.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(d)Amounts are reported in net interest income and noninterest income.
(e)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(f)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(g)Presented as of period end.
(h)Represents balances related to capitalized servicing.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2025	2025	2025	2024	2024	2025	2024
Income Statement
Net interest income (b)	$176	$179	$174	$161	$151	$529	$452
Noninterest income	254	244	243	242	242	741	707
Total revenue (b)	430	423	417	403	393	1,270	1,159
Provision for (recapture of) credit losses	4	(13)	1	2	(2)	(8)	(5)
Noninterest expense
Personnel	115	115	121	116	120	351	356
Segment allocations (c)	120	118	117	123	114	355	331
Depreciation and amortization	9	10	8	8	6	27	22
Other (d)	29	25	33	30	30	87	87
Total noninterest expense	273	268	279	277	270	820	796
Pretax earnings (b)	153	168	137	124	125	458	368
Income taxes (b)	36	39	32	29	29	107	87
Earnings (b)	$117	$129	$105	$95	$96	$351	$281
Average Balance Sheet
Loans (b)
Consumer
Residential real estate	$9,937	$9,912	$9,907	$9,981	$10,035	$9,919	$9,900
Other consumer	3,574	3,543	3,472	3,480	3,498	3,530	3,533
Total consumer	13,511	13,455	13,379	13,461	13,533	13,449	13,433
Commercial	659	731	657	668	714	682	792
Total loans	$14,170	$14,186	$14,036	$14,129	$14,247	$14,131	$14,225
Total assets (b)	$14,575	$14,629	$14,482	$14,580	$14,690	$14,562	$14,667
Deposits (b)
Noninterest-bearing	$1,426	$1,585	$1,540	$1,539	$1,595	$1,517	$1,566
Interest-bearing	25,437	25,327	26,106	25,669	25,186	25,621	25,888
Total deposits	$26,863	$26,912	$27,646	$27,208	$26,781	$27,138	$27,454
Performance Ratios (b)
Return on average assets	3.18%	3.54%	2.94%	2.59%	2.59%	3.22%	2.56%
Noninterest income to total revenue	59%	58%	58%	60%	62%	58%	61%
Efficiency	63%	63%	67%	69%	69%	65%	69%
Other Information
Nonperforming assets (e)	$58	$63	$36	$28	$36
Net charge-offs (recoveries) - loans and leases	$2	$(1)	$—	$2	$—	$1	$—
Client Assets Under Administration (in billions) (e)(f)
Discretionary client assets under management
PNC Private Bank	$137	$131	$127	$129	$132
Institutional Asset Management	91	86	83	82	82
Total discretionary clients assets under management	228	217	210	211	214
Nondiscretionary client assets under administration	212	204	201	210	216
Total	$440	$421	$411	$421	$430
(a)See note (a) on page 13.
(b)During the second quarter of 2025, certain loans and deposits, and the associated income statement impact, were transferred from the Asset Management Group to Retail Banking to better align products and services with the appropriate business segment. Prior periods have been adjusted to conform with the current presentation.
(c)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(d)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(e)Presented as of period end.
(f)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20
Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.